CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Strategic Income Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated October 28, 2021
to the Prospectus and Summary Prospectuses, each dated February 28, 2021

Effective immediately, Joshua Shedroff will join the Credit Suisse Credit Investments Group as a portfolio manager of the Funds. Accordingly, the Funds’ Prospectus and Summary Prospectuses are updated as set out below.

The section entitled “Credit Suisse Floating Rate High Income Fund — Summary — Portfolio Management — Portfolio managers” in the Prospectus and the section entitled “Credit Suisse Floating Rate High Income Fund — Portfolio Management — Portfolio managers” in the Summary Prospectus are deleted in their entirety and replace with the following:

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse, David J. Mechlin, a Managing Director of Credit Suisse, Joshua Shedroff, a Director of Credit Suisse, and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Flannery, Farano, Mechlin and Shedroff and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1998, 2006, 2006, 2008 and 2005, respectively.

The section entitled “Credit Suisse Strategic Income Fund — Summary — Portfolio Management — Portfolio managers” in the Prospectus and the section entitled “Credit Suisse Strategic Income Fund — Portfolio Management — Portfolio managers” in the Summary Prospectus are deleted in their entirety and replace with the following:

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Andrew H. Marshak, a Managing Director of Credit Suisse UK, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse, David J. Mechlin, a Managing Director of Credit Suisse, Joshua Shedroff, a Director of Credit Suisse and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Marshak, Flannery, Farano, Mechlin and Shedroff and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1997, 1998, 2006, 2006, 2008 and 2005, respectively, and portfolio managers of the fund since inception except for Mr. Shedroff who has been a portfolio manager of the fund since 2021.

The section entitled “Meet the Managers — Floating Rate High Income Fund” in the Prospectus is deleted in its entirety and replaced with the following.

The Credit Suisse Credit Investments Group (“CIG”) is responsible for the day-to-day portfolio management of the Floating Rate High Income Fund. The current team members responsible for managing the fund are John G. Popp, Thomas J. Flannery, Louis I. Farano, David J. Mechlin, Joshua Shedroff and Wing Chan. John G. Popp is the lead manager for the Floating Rate High Income Fund and oversees the Floating Rate High Income Fund’s overall industry, credit, duration, yield curve positioning and security selection. Thomas J. Flannery, Louis I. Farano, David Mechlin, Joshua Shedroff and Wing Chan focus on the Floating Rate High Income Fund’s industry and issuer allocations.

The section entitled “Meet the Managers — Strategic Income Fund” in the Prospectus is deleted in its entirety and replaced with the following.

CIG is responsible for the day-to-day portfolio management of the Strategic Income Fund. The current team members responsible for managing the fund are John G. Popp, Andrew H. Marshak, Thomas J. Flannery, Louis I. Farano, David J. Mechlin, Joshua Shedroff and Wing Chan. John G. Popp is the lead manager for the Strategic Income Fund and oversees the Strategic Income Fund’s asset allocation targets and overall security selection. Andrew H. Marshak, Thomas J. Flannery, Louis I. Farano, David Mechlin, Joshua Shedroff and Wing Chan focus on the various types of debt instruments.

The following information is added to the table under the section of the Prospectus entitled “Meet the Managers”:

Joshua Shedroff, Director	Floating Rate High Income Fund Strategic Income Fund

Joshua Shedroff joined CIG in 2008 as a credit analyst and is currently a Portfolio Manager for CIG with responsibility for senior loans and high yield. Previously he served as an Associate at The GlenRock Group, a private equity firm, where he evaluated and executed growth equity and leveraged buyout transactions. Prior to that, he worked in the Corporate Development Group at AboveNet, where he focused on their Chapter 11 restructuring. Mr. Shedroff began his career in the Investment Banking Division at Salomon Smith Barney. Mr. Shedroff received an M.B.A. with honors from the Wharton School at the University of Pennsylvania and a B.A. with honors in Economics from Brandeis University.

Shareholders should retain this supplement for future reference.

October 28, 2021	16-1021 CS-PRO FRHI-SUMPRO SIF-SUMPRO 2021-007

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